                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934
                             (Amendment No. _____)

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

[X]  Definitive Information Statement

                             SUNAMERICA SERIES TRUST
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

AIG SUNAMERICA ASSET MANAGEMENT CORP.                      (AIG SUNAMERICA LOGO)
SunAmerica Series Trust                                THE RETIREMENT SPECIALIST
P.O. Box 54299
Los Angeles, California
(800) 445-7862

May 31, 2007

Dear Contract Owner:

     We are writing to provide you with the enclosed information statement. You are receiving the information statement because you owned interests in the Balanced Portfolio, Cash Management Portfolio and/or the Global Equities Portfolio, each a Portfolio of SunAmerica Series Trust (the "Trust").

     The information statement provides information regarding recent amendments to the subadvisory agreements (the "Amendments") between (1) AIG SunAmerica Asset Management Corp. ("SunAmerica") and Columbia Management Advisers, LLC with respect to the Cash Management Portfolio, and (2) SunAmerica and J.P. Morgan Investment Management, Inc., with respect to the Global Equities Portfolio and the Balanced Portfolio. The Amendments removed language contained in the agreements that restricted the percentage of brokerage transactions in which the subadviser may direct to an affiliated broker. The Amendments were approved by the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, at a meeting held on January 19, 2007.

     As a matter of regulatory compliance, we are sending you this information statement, which describes the Amendments and the reasons why the Board approved the Amendments.

     THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. Should you have any questions about these changes or if we can be of service to you in any other way, please call our SunLine customer service center between the hours of 5 a.m. PST and 5 p.m. PST at (800) 445-7862.

Sincerely,


/s/ Vincent M. Marra
-------------------------------------
Vincent Marra
President
SunAmerica Series Trust

                             SUNAMERICA SERIES TRUST
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                                   ----------

                              INFORMATION STATEMENT
                 REGARDING AMENDMENTS TO SUBADVISORY AGREEMENTS

                                   ----------

                               BALANCED PORTFOLIO
                            CASH MANAGEMENT PORTFOLIO
                            GLOBAL EQUITIES PORTFOLIO
                        (COLLECTIVELY, THE "PORTFOLIOS")

                                   ----------

     This information statement is being provided to the shareholders of each of the Portfolios, in lieu of a proxy statement, pursuant to the terms of an exemptive order SunAmerica Series Trust (the "Trust") has received from the Securities and Exchange Commission. The exemptive order permits AIG SunAmerica Asset Management Corp. ("SunAmerica"), as the investment adviser, manager and administrator of the Trust's portfolios, to make changes to existing subadvisory contracts with the approval of the Board of Trustees (the "Trustees"), but without obtaining shareholder approval. This information statement is being furnished on behalf of the Trustees of the Trust.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

     This information statement will be mailed on or about May 31, 2007 to contract owners who chose the Portfolios as an investment option prior to May 1, 2007.

PURPOSE OF THE INFORMATION STATEMENT

     On January 19, 2007, the Trustees approved amendments (the "Amendments") to subadvisory agreements between (1) SunAmerica and Columbia Management Advisers, LLC ("CMA"), who subadvises the Cash Management Portfolio and (2) the J.P. Morgan Investment Management, Inc. ("JPMorgan), who subadvises the Balanced Portfolio and Global Equities Portfolio. CMA and JPMorgan are collectively referred to as the Subadvisers. The Amendments became effective on May 1, 2007.

     The Amendments delete a provision of the Subadvisory Agreements that limits the percentage of brokerage transactions that may be effected through affiliates of the Subadvisers, SunAmerica and its affiliates or any other subadviser to the Trust or its affiliates, to 25% of a Portfolio's total transactions in securities during the Trust's fiscal year. Management recommended this change because it believed that the broad scope of the 25% limitation was unduly restrictive, particularly in light of each Subadviser's duty to seek best execution on behalf of a Portfolio.

     Furthermore, the Trust has policies and procedures for transactions with affiliated brokers, as approved by the Trustees. The procedures are designed to ensure that the commissions, fees or other remuneration received by an affiliated broker are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar investments being purchased or sold on a securities exchange during a comparable period of time. In addition, the Trustees are provided a quarterly compliance report that lists the Portfolios' affiliated brokerage transactions and determine whether such transactions were effected in accordance with the Trusts' policies and procedures.

THE TRUST

     Each of the Portfolios is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Trustees. SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG") and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica selects the subadvisers for the Trust's portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios' daily business affairs, subject to review by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

     The subadvisers to the Trust's portfolios act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The portfolios do not pay fees directly to a subadviser. However, in accordance with procedures adopted by the Trustees, a subadviser may effect portfolio transactions through an affiliated broker, acting as an agent not as principal, and the affiliated broker may receive brokerage commissions in connection therewith as permitted by
Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and interpretations thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENTS

     The Subadvisory Agreements between SunAmerica and each of the Subadvisers provide that: (i) the Subadviser shall manage the assets of the Portfolios for which they have been hired, (ii) SunAmerica shall compensate the Subadviser for its services, (iii) the Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) the Subadviser shall comply with the Portfolio's investment policies and restrictions, with applicable law and with any applicable policies and procedures adopted by the Trustees.

     The Subadvisory Agreements were last approved at a meeting of the Trustees held on December 13, 2006. The Subadvisory Agreement with CMA (and amendments thereto) is attached as Exhibit A and the Subadvisory Agreement with JP Morgan (and amendments thereto) is attached as Exhibit B. The subadvisory fee schedule for each Portfolio is noted below.

                                                                      SUBADVISORY FEES PAID FOR FISCAL-YEAR
SUBADVISER            PORTFOLIO                SUBADVISORY FEE                ENDED JANUARY 31, 2007
-----------   -------------------------   -------------------------   -------------------------------------
CMA           Cash Management Portfolio   0.125% first $100 million                  $457,142
                                          0.100% next $400 million
                                          0.075% next $500 million
                                          0.050% over $1 billion

J.P. Morgan   Balanced Portfolio          0.40% first $50 million                    $ 59,652
                                          0.30% next $100 million
                                          0.25% over $150 million

              Global Equities             0.45% first $50 million                    $715,748
                                          0.40% next $100 million
                                          0.35% next $350 million
                                          0.30% over $500 million

INFORMATION ABOUT THE SUBADVISERS

     JPMorgan is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1,013 billion in assets under management.

     The names and principal occupations of the directors and principal executive officers of JP Morgan are set forth in the following table. The principal business address for each of the foregoing persons is 522 Fifth Avenue, New York, New York 10036.

NAME                 POSITION AND PRINCIPAL OCCUPATION
----                 ---------------------------------
Evelyn V. Guernsey   President, Director, Managing Director
Joseph K Azelby      Director, Managing Director
Clive S. Brown       Director, Managing Director
Seth P. Bernstein    Director, Global Head of Fixed Income, Managing Director
George C.W. Gatch    Director, Managing Director
Iiman (Amy) Pappas   Director, Treasurer, Managing Director
Paul A. Quinsee      Director, Managing Director
Lawrence M. Unrein   Director, Managing Director
Martin R. Porter     Global Head of Equities, Managing Director
Scott E. Richter     Chief Legal Officer
John L. Oliva        Chief Compliance Officer

     CMA is located at 100 Federal Street, Boston, Massachusetts 02110. CMA is dedicated to providing responsible investment management and superior service and manages money for corporations, endowments and foundations, public funds/municipalities and individuals. As of December 31, 2006, CMA had over $345 billion in assets under management.

     The names and principal occupations of the directors and principal executive officers of Columbia are set forth in the following table. The business address of each of these individuals is 100 Federal Street, Boston, Massachusetts 02110.

NAME                     POSITION AND PRINCIPAL OCCUPATION
----                     ---------------------------------
Keith Banks              President, Chief Executive Officer, Chief Investment Officer,
                         Chairman, Head of Institutional Distribution and Manager
Fredrick Berretta, Jr.   Managing Director and Head of Cash Distribution
Andrei Magasiner         Chief Financial Officer and Treasurer
William Martin           Risk Officer
Colin Moore              Managing Director and Head of Equity Investments
Stephen Peacher          Managing Director and Head of Long Term Fixed Income Investments
Randall Royther          Managing Director and Head of Cash Investments
Linda Wondrack           Chief Compliance Officer
Christopher Wilson       Managing Director, Head of Mutual Funds and Manager

No person who is an officer or trustee of the Trust is an officer or director of either of the Subadvisers.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust (the "Independent Trustees") as defined in the 1940 Act, approved the Amendments at a special meeting of the Board of Trustees held on January 19, 2007. In its approval of the Amendments, the Trustees considered the terms of the Amendments, that there were no changes to the nature, extent and quality of the services to be provided by the Subadvisers, and the potential profits derived by the Subadvisers or its affiliates. The Trustees did not consider, however, the investment performance of the Portfolios and the Subadviser, the fees and expenses of the Portfolio (except for brokerage commission costs), the extent to which economies of scale would be realized as the Portfolio grows or whether fee levels reflect economies of scale for the benefit of Portfolio investors. The Trustees did not consider these factors at the January 19, 2007 meeting because the Trustees had reviewed these factors and made determinations with respect to each of these factors at a regular meeting of the Board held on December 13, 2006.

     The Independent Trustees were separately represented by counsel that is independent of SunAmerica in connection with their consideration and approval of the Amendments. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

     The Board considered that it has policies and procedures governing transactions with affiliated brokers and that such policies are designed to ensure that the commissions, fees or other remuneration received by an affiliated broker are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar investments being purchased or sold on a securities exchange during a comparable period of time. The Board also considered that it is provided a quarterly compliance report that lists the Trust's transactions that were effected by the Subadviser's affiliated brokers pursuant to Rule 17e-1 under the 1940 Act and makes a determination whether such transactions were effected in accordance with the Trust's policies and procedures. In addition, the Board considered management's opinion that the percentage limitation is unduly restrictive in light of the Subadvisers' duty to seek best execution. The Board concluded that it was satisfied that the Subadvisers could continue to provide the Portfolios with the nature, quality and extent of services to which they have previously provided and that the terms of the Amendments were reasonable.

     With respect to indirect costs and benefits, the Trustees considered the potential benefits to Subadvisers that may be derived as a result of removing the limitation on effecting affiliated brokerage transactions and concluded that the benefits were not unreasonable.

     In reaching their decision to approve the Amendments, the Trustees based their decision on the totality of the factors and each Trustee contributed different weight to the various factors. Based upon the materials they reviewed, the representations made to them and the considerations described above, and as part of their deliberations, the Trustees, including the Independent Trustees, concluded that the Amendments were in the best interest of the Portfolios.

OWNERSHIP OF SHARES

     The number of shares of the Portfolios outstanding at the close of business on February 28, 2007 is listed in the table below.

                                     SHARES OUTSTANDING
                            -----------------------------------
        PORTFOLIO             Class 1     Class 2      Class 3
        ---------           ----------   ---------   ----------
Balanced Portfolio          12,636,629   1,444,099    1,124,593
Cash Management Portfolio   19,423,760   4,737,476   16,634,912
Global Equities Portfolio   12,592,645   1,213,064    1,871,799

     All shares of the Portfolios are owned by AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American General Life Insurance Company. To SunAmerica's knowledge, no person owns a variable annuity contract and/or variable life insurance policy or interests therein representing more than 5% of the outstanding shares of the Portfolio. The Trustees and officers of the Trust and members of their families as a group, beneficially owned less than 1% of the beneficial interest of the Portfolio as of December 31, 2006.

BROKERAGE COMMISSIONS

     The following table provides the total commissions paid to any affiliated broker and the percentage of each Portfolio's aggregate brokerage commissions paid to any such affiliated broker for the fiscal year ended January 31, 2007.

                              AGGREGATE AMOUNT OF    PERCENTAGE OF PORTFOLIO'S AGGREGATE
                            PORTFOLIO'S AFFILIATED      BROKERAGE COMMISSIONS EFFECTED
        PORTFOLIO            BROKERAGE COMMISSIONS       THROUGH AFFILIATED BROKERS
        ---------           ----------------------   -----------------------------------
Balanced Portfolio                 $$255,385                          $0
Cash Management Portfolio          $       0                          $0
Global Equities Portfolio          $ 593,175                          $0

OTHER SERVICE AGREEMENTS

     For the fiscal year ended January 31, 2007, the Trust paid SunAmerica for advisory services provided to the Portfolios pursuant to the Advisory Agreement, as follows:

        PORTFOLIO           ADVISORY FEES
        ---------           -------------
Balanced Portfolio            $1,540,434
Cash Management Portfolio     $1,973,933
Global Equities Portfolio     $1,932,588

AIG SunAmerica Capital Services, Inc. distributes the Portfolio's shares and incurs the expenses of distributing the Portfolio's shares under a Distribution Agreement. AIG SunAmerica Capital Services, Inc. is an indirect, wholly-owned subsidiary of AIG located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

SHAREHOLDER REPORTS

     Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

HOUSEHOLDING

     Each household will receive a single copy of this Information Statement even if you or a family member own more than one account in the Portfolios. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Portfolios. However, if you would like to receive an individual copy of this Information Statement, please call us toll-free at (800) 445-7862 or contact us at P.O. Box 54299, Los Angeles, California 90054-0299 and we will send you an individual copy.

SHAREHOLDER PROPOSALS

     The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Nori L. Gabert, Esq., Secretary of SunAmerica Series Trust, 2929 Allen Parkway, Houston, Texas 77019.

                                        By Order of the Trustees,


                                        /s/ Nori L. Gabert
                                        ----------------------------------------
                                        Nori L. Gabert
                                        Secretary
                                        SunAmerica Series Trust

Dated: May 31, 2007

                                    EXHIBIT A

                    AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT

     This AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of May 1, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the "Adviser"), and COLUMBIA MANAGEMENT ADVISORS, LLC (formerly known as Banc of America Capital Management, LLC), a Delaware limited liability company (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 29, 2000, as amended effective April 1, 2002, February 14, 2005 and October 3, 2005, with respect to the Trust (the "Subadvisory Agreement"); and

     WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Technology Portfolio. Schedule A is also attached hereto.

                                  Annual Fee
                        (as a percentage of the average
                        daily net assets the Subadviser
Portfolio(s)               manages in the portfolio)
------------           --------------------------------
Technology Portfolio   0.500% on the first $150 million
                       0.450% on the next $100 million
                       0.425% over $250 million

     Subadviser shall manage the Technology Portfolio assets and shall be compensated as noted above.

     2. Section 1 of the Subadvisory Agreement is amended to add the following paragraphs:

     Adviser acknowledges that Subadviser shall have no responsibility to vote proxies with respect to companies whose securities are held in that portion of the Portfolio(s) allocated to it by Adviser. Subadviser shall not be responsible for pursuing rights, including class action settlements, relating to the purchase, sale, or holding of securities by the Portfolio(s); provided, however, that Subadviser shall provide notice to Adviser of any such potential claim of which it becomes aware and reasonably cooperate with Adviser in any possible proceeding.

     In rendering the services required under this Agreement, Subadviser may, consistent with applicable law and regulations, from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement; provided, however, that in each such instance Subadviser shall provide prior written notice to Adviser. Subadviser represents that any party to whom it delegates authority with respect to the services to be provided under this Agreement shall be bound by a duty of confidentiality to the Subadviser that is no less restrictive than the duties required of the Subadviser under this Agreement. The power to delegate duties under this Agreement shall not relieve the Subadviser of any liability for such delegate's acts, that if done by the Subadviser, would result in liability to the Subadviser.

     Subadviser does not warrant that the portion of the assets of the Portfolio(s) managed by Subadviser will achieve any particular rate of return or that its performance will match that of any benchmark index or other standard or objective.

     Adviser has delivered or will deliver to Subadviser current copies of the Trust's Prospectus and Statement of Additional Information, and all applicable supplements thereof, and will promptly deliver to Subadviser all future amendments and supplements, if any.

     Adviser will provide Subadviser access to a list of the affiliates of Adviser or the Portfolio(s) to which investment restrictions apply, which list will specifically identify (a) all companies in which the Portfolio(s) may not invest, together with ticker symbols and/or CUSIP numbers for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Portfolio(s). Adviser will notify Subadviser any time a change to such list is made.

     3. Section 2(a) of the Subadvisory Agreement is amended to delete the underlined portion of the following sentence contained therein:

     In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio, provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser's affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25% of the Portfolio's total transactions in securities and other investments during the Trust's fiscal year.

4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

5. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

6. MISCELLANEOUS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.   COLUMBIA MANAGEMENT ADVISORS, LLC


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                    AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT

     This AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of October 3, 2005 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the "Adviser"), and COLUMBIA MANAGEMENT ADVISORS, LLC (formerly known as Banc of America Capital Management, LLC), a Delaware limited liability company (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 29, 2000, as amended effective April 1, 2002 and February 14, 2005, with respect to the Trust; and

     WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the amended fees with respect to the SunAmerica Series Trust Cash Management Portfolio. Schedule A is also attached hereto.

                                            Annual Fee
                              (as a percentage of the average daily
                               net assets the Subadviser manages in
Portfolio(s)                              the portfolio)
------------                  -------------------------------------
Cash Management Portfolio     0.125% on the first $100 million
                              0.100% on the next $400 million
                              0.075% on the next $500 million
                              0.050% over $1 billion

     2. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     3. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

     4. MISCELLANEOUS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.   COLUMBIA MANAGEMENT ADVISORS, LLC


By: /s/ PETER A. HARBECK                By: /s/ FREDERICK R. BERRETTA
    ---------------------------------       ------------------------------------
Name: Peter A. Harbeck                  Name: Frederick R. Berretta
Title: President and Chief Executive    Title: Managing Director
       Officer

                                   SCHEDULE A
                            Effective October 3, 2005

                                        ANNUAL FEE
                             (AS A PERCENTAGE OF THE AVERAGE
                             DAILY NET ASSETS THE SUBADVISER
PORTFOLIO(S)                    MANAGES IN THE PORTFOLIO)
------------                 -------------------------------
Cash Management Portfolio*   0.125% on first $100 million
                             0.100% on the next $400 million
                             0.075% on the next $500 million
                             0.050% over $1 billion

* For the purposes of determining whether the Portfolio's assets meet the breakpoint set forth herein, the assets managed by the Subadviser for this Portfolio and the assets of any other Portfolio managed by Subadviser on behalf of the Trust or Seasons Series Trust shall be aggregated.

                    AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT

     This AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of February 14, 2005 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the "Adviser"), and BANC OF AMERICA CAPITAL MANAGEMENT LLC, a North Carolina limited liability company (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2000, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 29, 2000, as amended effective April 5, 2001, with respect to the Trust; and

     WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. The following new paragraph shall be added to the Subadvisory Agreement:

     16. CONFIDENTIALITY. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

2. The first sentence of Section 2(b) of the Subadvisory Agreement shall be amended to delete the words "and rewarding sales or distribution."

3. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the language regarding the aggregating of fees with the Seasons Series Trust Cash Management Portfolio. The revised Schedule A is also attached hereto.

     4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     5. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

     6. MISCELLANEOUS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.   BANC OF AMERICA CAPITAL MANAGEMENT, LLC


By:                                     By:
    ---------------------------------       ------------------------------------
Name: Peter A. Harbeck                  Name:
Title: President and Chief Executive          ----------------------------------
       Officer                          Title:
                                               ---------------------------------

                                   SCHEDULE A
                           Effective February 14, 2005

                                         ANNUAL FEE
                              (AS A PERCENTAGE OF THE AVERAGE
                              DAILY NET ASSETS THE SUBADVISER
PORTFOLIO(S)                     MANAGES IN THE PORTFOLIO)
------------                  -------------------------------
Cash Management  Portfolio*   0.15% on first $750 million
                              0.10% over $750 million

* For purposes of determining whether the Portfolio's assets meet the breakpoint set forth herein, the assets managed by the Subadviser for this Portfolio and the assets of any other Portfolio managed by Subadviser on behalf of the Trust or Seasons Series Trust shall be aggregated.

                              SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of November 29, 2000, as amended and restated April 5, 2001 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and BANC OF AMERICA CAPITAL MANAGEMENT, LLC, a North Carolina limited liability company (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2000, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a Subadviser; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities as may be reasonably requested from time to time. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information; and (b) applicable laws and regulations.

     The Subadviser represents and warrants to the Adviser that, in performing its responsibilities hereunder, each Portfolio will at all times be operated and managed (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (c) to minimize any taxes and/or penalties payable by the Trust or the Portfolio(s). Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with (a) the applicable provisions of Subchapter M, chapter 1 of the Code ("Subchapter M") for each Portfolio to be treated as a "regulated investment company" under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service's regulations under
Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) applicable state insurance laws as communicated by Adviser to Subadviser in writing; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (f) the polices and procedures as adopted by the Trustees of the Trust as most recently provided by the Adviser to the Subadviser. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

          The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and
(b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

          The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

     2. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio, provided, however, that for each Portfolio, the average annual percentage of portfolio transactions which are engaged in with the Subadviser's affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25 % of the Portfolio's total transactions in securities and other investments during the Trust's fiscal year. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances and may affect the size of the position obtained for or disposed of by a Portfolio.

     (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

          (1) All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

          (2) Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

          (3) If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

          (4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

     3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     4. REPORTS. The Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

     5. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     6. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

     7. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     8. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser's rendering of services under this Agreement.

          (b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling persons become subject under the 1933 Act, under other statutes, at common law or otherwise, arising out of or resulting from any disabling conduct on the part of the Subadviser, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement which arises out of or results from Subadviser's disabling conduct; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

     9. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated. Notwithstanding the foregoing, in the event the Securities and Exchange Commission issues an order conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the Act, this Agreement shall continue in full force and effect, subject to any terms or conditions of such order.

     10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

     12. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     13. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property," as defined in the Declaration, only shall be liable.

     14. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

     15. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

     Subadviser:     Banc of America Capital Management, LLC
                     Bank of America Plaza, NC1-002-33-3
                     101 South Tryon Street
                     Charlotte, NC 28255
                     Attention: Edward D. Bedard
                                Managing Director and Chief Administrative
                                Officer

     Adviser:        SunAmerica Asset Management Corp.
                     The SunAmerica Center
                     733 Third Avenue, Third Floor
                     New York, NY 10017-3204
                     Attention: Robert M. Zakem
                                Senior Vice President and General Counsel

     with a copy to: SunAmerica Inc.
                     1 SunAmerica Center
                     Century City
                     Los Angeles, CA 90067-6022
                     Attention: Mallary L. Reznik
                                Secretary

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                        SUNAMERICA ASSET MANAGEMENT CORP.


                                        By: /s/ PETER A. HARBECK
                                            ------------------------------------
                                        Name: Peter A. Harbeck
                                        Title: President


                                        BANC OF AMERICA CAPITAL MANAGEMENT, LLC


                                        By: /s/ EDWARD D. BEDARD
                                            ------------------------------------
                                        Name: Edward D. Bedard
                                        Title: Managing Director and
                                               Chief Administrative Officer

                                    EXHIBIT B

                    AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT

     This AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of May 1, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 1, 2005, as amended effective January 23, 2006 (the "Subadvisory Agreement") with respect to the Trust; and

     WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Mid-Cap Growth Portfolio. Schedule A is also attached hereto.

                                              ANNUAL FEE
                           (as a percentage of the average daily net assets
PORTFOLIO(S)                   the Subadviser manages in the portfolio)
------------               ------------------------------------------------
Mid-Cap Growth Portfolio            0.42% on the first $100 million
                                    0.40% over $100 million

          Subadviser shall manage the Mid-Cap Growth Portfolio assets and shall be compensated as noted above.

     2. Section 2(a) of the Subadvisory Agreement is amended to delete the underlined portion of the following sentence contained therein:

     In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio, provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser's affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25% of the Portfolio's total transactions in securities and other investments during the Trust's fiscal year.

     3. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     4. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

     5. MISCELLANEOUS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.   J.P. MORGAN INVESTMENT MANAGEMENT INC.


By: /s/ PETER A. HARBECK                By: /s/ DAVID WARSOFF
    ---------------------------------       ------------------------------------
Name: Peter A. Harbeck                  Name: David Warsoff
Title: President and Chief Executive    Title: Vice President
       Officer

                       AMENDMENT TO SUBADVISORY AGREEMENT

     This AMENDMENT TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of January 23, 2006 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated November 1, 2005 (the "Subadvisory Agreement") with respect to the Trust; and

     WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust SunAmerica Balanced Portfolio. Schedule A is also attached hereto.

                                                   ANNUAL FEE
                                (as a percentage of the average daily net assets
PORTFOLIO(S)                         the Subadviser manages in the portfolio)
------------                    ------------------------------------------------
SunAmerica Balanced Portfolio            0.40% on the first $50 million
                                         0.30% on the next $100 million
                                         0.25% thereafter

     Subadviser shall manage the SunAmerica Balanced Portfolio assets and shall be compensated as noted above.

     2. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     3. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

     4. MISCELLANEOUS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.   J.P. MORGAN INVESTMENT MANAGEMENT INC.


By: /s/ PETER A. HARBECK                By: /s/ DAVID WARSOFF
    ---------------------------------       ------------------------------------
Name: Peter A. Harbeck                  Name: David Warsoff
Title: President and Chief Executive    Title: Vice President
       Officer

                              SUBADVISORY AGREEMENT

     This SUBADVISORY AGREEMENT is dated as of November 1, 2005 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation (the "Subadviser").

                                  WITNESSETH:

     WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion without prior consultation with the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other investments including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio(s). The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish and communicate to the Subadviser, and in compliance with
     (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information; and (b) applicable laws and regulations.

     The Subadviser represents and warrants to the Adviser that it will manage the assets of the Portfolio in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments. Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with (a) the applicable provisions of Subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") ("Subchapter M") for each Portfolio to be treated as a "regulated investment company" under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code;
     (c) the provisions of the Act and rules adopted thereunder; (d) applicable state insurance laws that Adviser notifies the Subadviser are applicable to the investment management of the Portfolio; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trustees of the Trust and communicated to the

     Subadviser. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

     The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

     The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

2. CUSTODY OF ASSETS.. The Subadviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Portfolio. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Portfolio's custodian. The Trust and Adviser shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Portfolio and the filing of any returns in connection therewith or otherwise required by law. The Trust and Adviser shall direct the Portfolio's custodian to comply with all investment instructions given by Subadviser with respect to the Portfolio. The Portfolio's custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolio. The Trust and Adviser shall provide Subadviser with reasonable advance notice of any subsequent changes in the Portfolio's custodian.

3. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, the selection of broker-dealers and futures commission merchants to execute Portfolio transactions, and the negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio; provided, however, that for each Portfolio the total dollar amount of portfolio transactions which are engaged in with the Subadviser's affiliates, the Adviser and its affiliates in any fiscal year of the Trust, may not exceed 25% of the value of the Portfolio's total transactions in securities and other investments during the Trust's prior fiscal year. The Subadviser will promptly communicate to the Adviser and to the officers and the

     Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

     (b) Notwithstanding Section 4(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may request the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

          (1) All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

          (2) Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

          (3) If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

          (4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers.

          The Adviser acknowledges that the Subadviser may be unable to fulfill the Adviser's request for direction for a number of reasons, including but not limited to, those stated above.

4. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

5. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

6. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

7. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others, including other investment companies and accounts following the same investment strategy as the Portfolio. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8. ADVERTISING. Subadviser shall not provide or in any way distribute any sales or advertising materials, whether or not related to the Trust, to any employee or representative of AIG SunAmerica Capital Services, Inc. ("SACS") or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser.

9. PROXY VOTING. The Adviser will vote proxies relating to the Portfolio's securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio's securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

10. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

     The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

11. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

12. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) ("Losses") arising from the Subadviser's rendering of services under this Agreement except for Losses resulting from the Subadviser's disabling conduct.

     (b) The Subadviser does not guarantee the future performance of the Portfolio or any specific level of performance, the success of any investment decision or strategy that Subadviser may use, or the success of Subadviser's overall management of the Portfolio. The Trust and Adviser understand that investment decisions made for the Portfolio by the Subadviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Subadviser will manage only the assets of the Portfolio allocated to its management by the Adviser and in making investment decisions for the Portfolio.

     (c) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all Losses to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser's disabling conduct, including but not limited to any material failure by the Subadviser to comply with the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

     (d) Under no circumstances shall the Adviser or the Subadviser be liable to any indemnitee for indirect, special or consequential damages, even if the Adviser or the Subadviser is apprised of the likelihood of such damages.

13. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

14. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

     With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

     This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

17. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

18. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property," as defined in the Declaration, only shall be liable.

19. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

20. CONFIDENTIALITY. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

     Notwithstanding the foregoing, to the extent that any market counterparty with whom the Subadviser deals requires information relating to the Portfolio (including, but not limited to, the identity of the Portfolio and market value of the Portfolio), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Portfolio in accordance with the terms of this Agreement.

21. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Subadviser in connection with the performance of its obligations hereunder is to be regarded by the Trust and the Adviser as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Subadviser, the Adviser and Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Portfolios for a period of at least 30 days after month end, except that the Portfolios' top 10 holdings may be disclosed 16 days after month end. In addition, the Adviser may disclose, earlier than 30 days after month end, a list of the securities held by the Portfolios to certain third parties who have entered into a confidentiality agreement with the Trust.

22. ADVISER REPRESENTATIONS. The Adviser represents and warrants to Subadviser that: (i) the Adviser have full power and authority to appoint Subadviser to manage the Portfolio in accordance with the terms of this Agreement,
     (ii) this Agreement is valid and has been duly authorized, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general principles of equity (and the Adviser agrees to provide Subadviser with evidence of such authority as may be reasonably requested by Subadviser).

23. DELEGATION TO THIRD PARTIES. Subadviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Subadviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Subadviser may provide information about the Portfolio to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Subadviser of any of its obligations under this Agreement.

24. TRADE SETTLEMENT AT TERMINATION. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Subadviser shall be entitled, without prior notice to the Adviser or the Portfolio, to direct the Portfolio's custodian to retain and/or realize any assets of the Portfolio as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Subadviser with respect to such transaction. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Subadviser.

25. FORCE MAJEURE. Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the

State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

26. CUSTOMER IDENTIFICATION PROGRAM. To help the government fight the funding of terrorism and money laundering activities, Subadviser has adopted a Customer Identification Program, ("CIP") pursuant to which Subadviser is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Subadviser's compliance with its CIP, Adviser and Trust hereby represent and warrant that (i) Portfolio's taxpayer identification number or other government issued identification number (see Exhibit A); (ii) all documents provided to Subadviser are true and accurate as of the date hereof; and (iii) Adviser agrees to provide to Subadviser such other information and documents that Subadviser requests in order to comply with Subadviser's CIP.

27. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

     Subadviser:     J.P. Morgan Investment Management Inc.
                     522 Fifth Avenue
                     New York, NY 10036
                     Attention: David Warsoff

     Adviser:        AIG SunAmerica Asset Management Corp.
                     Harborside Financial Center
                     3200 Plaza 5
                     Jersey City, NJ 07311
                     Attention: Gregory N. Bressler
                                Senior Vice President and
                                General Counsel

     with a copy to: AIG Retirement Services, Inc.
                     1 SunAmerica Center
                     Century City
                     Los Angeles, CA 90067-6022
                     Attention: Mallary L. Reznik
                                Deputy General Counsel

     IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

                                        AIG SUNAMERICA ASSET MANAGEMENT CORP.


                                        By: /s/ PETER A. HARBECK
                                            ------------------------------------
                                        Name: Peter A. Harbeck
                                        Title: President and Chief Executive
                                               Officer


                                        J.P. MORGAN INVESTMENT MANAGEMENT INC.


                                        By: /s/ DAVID M. WARSOFF
                                            ------------------------------------
                                        Name: David M. Warsoff
                                        Title: Vice President

                                   SCHEDULE A

                                       ANNUAL FEE
                            (AS A PERCENTAGE OF THE AVERAGE
                            DAILY NET ASSETS THE SUBADVISER
PORTFOLIO(S)                   MANAGES IN THE PORTFOLIO)
------------                -------------------------------
Global Equities Portfolio   .45% on the first $50 million
(Tax ID No. 13-7002447)     .40% on the next $100 million
                            .35% on the next $350 million
                            .30% thereafter